Investor Presentation

IEC ELECTRONICS 2017© 2 Cautionary Note Regarding Forward-Looking Statements References in this report to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: our ability to successfully remediate material weaknesses in our internal controls; litigation; business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; variability of our operating results; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products, uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; the types and mix of sales to our customers; intellectual property litigation; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events.

IEC ELECTRONICS 2017© IEC Electronics Profile 3 • Customized outsource electronic manufacturing • Small business certified • 350,000 square feet of manufacturing space Company Overview • Complex, highly engineered products • Encrypted Satellite Communication • Weapons Systems • Infusion Pumps • Ruggedized Industrial Controls • Intellectual property protection • Defense industry requirements for National Security • Nearshoring trends occurring • Highly responsive to volatile end market demands U.S. Outsource Manufacturing Rochester, NY Newark, NY Albuquerque, NM Locations of IEC Current Customers IEC Manufacturing Locations

IEC ELECTRONICS 2017© IEC Electronics Overview 4 • Develop Customized Stress Testing Platforms to Simulate a Product’s End Application • Laboratories to Perform Counterfeit Component Detection & Complex Failure Analysis • Vertical Manufacturing of Critical Key Components • Control Cost, Time, and Quality • Custom Configuration, Full System Assembly & After Market Services • Direct Fulfillment to End Customer Unique Capabilities

IEC ELECTRONICS 2017© Our Focus 5 • Focus on growing market sectors* - Medical +7.4% CAGR - Industrial +6.9% CAGR - Military +6.2% CAGR • Providing full life-cycle, advanced manufacturing support • Long term relationships and proven performance with Blue Chip customers Life Saving and Mission Critical Products *Projected CAGR 2014-2019 Source: New Venture Research Corp. Medical $6.5B TAM Industrial $9.4B TAM Military $5.9B TAM Representative Key Customers Market Opportunity

IEC ELECTRONICS 2017© High-Margin in Highly Regulated Markets 6 G ro ss Ma rgi n ( T TM )* 20% 6% 14% Consumer, Computing, Communications, Auto Medical, Industrial, Aerospace & Defense Portfolio Mix High Concentration High Concentration Mixed Portfolio *Source: Yahoo Finance as of January 2017

IEC ELECTRONICS 2017© 7 Industry Leading Operating Margins 0% 1% 2% 3% 4% 5% 6% IEC PLXS DCO BHE KE SANM CLS JBL SPA KTCC FLEX SMTX SGMA NSYS Industry Average: 2.95% Operating Margin (ttm) 5.48% More than 1.5X Industry Average *Source: Yahoo Finance as of January 2017

IEC ELECTRONICS 2017© $0 $20 $40 $60 $80 $100 $120 $140 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 $0 $2 $4 $6 $8 $10 $12 $14 Sales ($M) Op Income ($K) Proven Leadership Driving Turnaround 8 Solid Growth Performance • February 2015 Proxy Contest Resulted in Leadership Change • During previous tenure (2004-2012) current CEO, Jeff Schlarbaum drove 32% sales CAGR • Business declined during his absence 2013-2015 Sales Note: Sales &Op Income from continuing operations excludes revenues of Southern California Braiding divested July 2015 Oper. Income Schlarbaum EVP & President Post Schlarbaum Departure

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION New Strategic Direction 9

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 10 Substantial Progress To Date Gross Margin Improvement Net Income Improvement ‣ Divested Non-Core Underperforming West Coast Operation ‣ Restructured HQ Facility to Unlock Greater Efficiencies, Productivity, and Margin Accretion ‣ Unified All Operating Units Under IEC Brand and Established One Shared Vision ($ M ) 5% 10% 15% 2013 2014 2015 2016 ($15) ($10) ($5) $0 $5 2013 2014 2015 2016

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION $15 $20 $25 $30 $35 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 11 Strengthened Balance Sheet ($M) Net Debt Reduction* ($16.7) Reduced Debt/EBITDAS To 2X** Decreased Inventory by $10.4M since 4Q15 * Debt, less cash ** Calculated in accordance with our credit agreement, as disclosed in 10-K

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 12 Improved Cash Flow Free Cash Flow -$10 -$5 $0 $5 $10 2012 2013 2014 2015 2016 Enhanced Asset Management Creates Flexibility ($M)

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 13 Driving Long Term Growth ‣ Reinvigorated Existing Customer Relationships to Restore Confidence ‣ Driving Cross-Selling Opportunities Amongst In-house Verticals ‣ Reformulating New Customer Acquisition Structure to Drive Organic Growth IEC ANNOUNCES $3.7 MILLION CONTRACT IEC RECEIVES $10.2 MILLION CONTRACT FROM TOP GLOBAL DEFENSE COMPANY Top 5 Medical Device Company

IEC ELECTRONICS 2017© Rebuilding the Funnel 14 Year End Backlog ‣ Onboarding of new customers is typically 12-18 month process • New customer funnel has deteriorated since 2013/2014, negatively impacting 2016 backlog ‣ Existing customer base is solid • Two key customers experiencing expected short term volume reductions ‣ Executing several new customer acquisition initiatives • Restructured entire sales team and go to market strategy $0 $25 $50 $75 $100 2014 2015 2016 ($M)

IEC ELECTRONICS 2017© Improved Revenue Mix 15 Communications/Other 2% Aerospace & Defense 38% Medical 34% Industrial 26% Strategic Shift Towards Revenue Composition Better Suited to Our Capabilities; Increased Percentage of Revenue from High Growth Medical Sector Year Ended September 30, 2015 Communications/Other 6% Aerospace & Defense 43% Medical 23% Industrial 28% Year Ended September 30, 2014 Sales by Market Sector Industrial 16% Aerospace & Defense 40% Medical 42% Communications/Other 2% Year Ended September 30, 2016

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 16 Looking forward Rebuild & Strengthen Bridge Growth Retraction • Underperformance with previous management • Loss of $34.7M through 2015 • Profit erosion • Turnaround commenced • Return to profitability • Strengthened balance sheet • Solidified operational excellence • Rebuild new customer sales funnel • Proactively address expected $20-25M volume decline for two existing customers • Reinstate proven practices to drive sustained growth We Are Here 2015 – 2016 2017 2018 2013 - 2014 • Drive Organic Growth • Return IEC brand to leadership position as demonstrated in 2012 Success 2012 • Revenue $130.4 • Gross Margin 18.9% • Operating Margin 10.1%

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